SUPPLEMENTAL AGREEMENT NO. 2

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13 , 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO. a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-8 aircraft; and this Supplemental Agreement No. 2 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of thirty (30) firm Model 737-700 aircraft (Substitution Aircraft) to firm Model 737-8 aircraft (New Firm -8 Aircraft), exercised pursuant to the terms of SA-83 to Purchase Agreement No. 1810 between Customer and Boeing (SA-83);
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of forty-one (41) Model 737-700 option aircraft to Model 737-8 option aircraft (New Option -8 Aircraft), exercised pursuant to the terms of SA-83;
WHEREAS, Boeing and Customer agree that Customer will be the launch customer for the Model 737-7 aircraft and, accordingly, Customer elects to exercise its right to substitute thirty (30) firm Model 737-8 aircraft to Model 737-7 aircraft (New Firm -7 Aircraft) in accordance with Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft”;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise the scheduled delivery stream and identify nominal delivery months for the aircraft;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain of its terms applicable to 737-7 Aircraft;
***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SWA-PA-03729	1	SA-2
BOEING PROPRIETARY

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.The cover page and Table of Contents of the Purchase Agreement are deleted in their entirety and a new cover page and Table of Contents are attached hereto and incorporated into the Purchase Agreement by this reference, which reflect the addition of the Model 737-7 aircraft.
2.Article 1 of the Purchase Agreement is deleted in its entirety and a new Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference, which reflects (i) the addition of Model 737-7 aircraft, (ii) reference to new Exhibits A1 and A2 and (iii) reference to new Tables 1A and 1B.
3.Article 4 of the Purchase Agreement is deleted in its entirety and a new Article 4 is attached hereto and incorporated into the Purchase Agreement by this reference, which reflects the addition of Model 737-7 aircraft.
4.Table 1, “Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is deleted in its entirety.
5.Table 1A, “737-8 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is hereby added and is incorporated into the Purchase Agreement by this reference. Table 1A (i) adds the New Firm -8 Aircraft, (ii) accelerates the scheduled delivery of certain 2018 and 2019 737-8 Aircraft, (iii) identifies the Nominal Delivery Month for each 737-8 Aircraft and (iv) designates blocks of 737-8 Aircraft to differentiate applicable business terms.
6.Table 1B, “737-7 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is hereby added and, by this reference, is incorporated in the Purchase Agreement. Table 1B contains description, price, advance payment and Nominal Delivery Month information for the 737-7 Aircraft.
7.Exhibit A, “Aircraft Configuration”, to the Purchase Agreement is deleted in its entirety.
8.New Exhibit A1, “737-8 Aircraft Configuration”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the aircraft configuration for 737-8 Aircraft.
9.New Exhibit A2, “737-7 Aircraft Configuration”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the aircraft configuration for 737-7 Aircraft.
10. New Supplemental Exhibit CS1-7MAX, “Customer Support Variables”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the customer support variables applicable to the 737-7 Aircraft.
11.Letter Agreement SWA-PA-03729-LA-1106463, “Open Matters”, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R1, “Open Matters”, which reflects the addition of the Model 737-7 Aircraft.
12.Letter Agreement SWA-PA-03729-LA-1106469, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106469R1, ***, which reflects the addition of the Model 737-7 Aircraft.

SWA-PA-03729	2	SA-2
BOEING PROPRIETARY

13.Letter Agreement SWA-PA-03729-LA-1106470, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106470R1, ***, which reflects the addition of the Model 737-7 aircraft.
14.Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft”, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106471R1, “Substitute Aircraft”, which removes language made superfluous by this Supplemental Agreement.
15.Letter Agreement SWA-PA-03729-LA-1106472, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106472R1, ***, which revises the quantity of Eligible Aircraft and updates document references consistent with this Supplemental Agreement.
16.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474, “Option Aircraft”, is deleted in its entirety and replaced with a new Attachment 1 (identified by “SA-2”) attached hereto and incorporated into the Purchase Agreement by this reference. This new Attachment 1 reflects the addition of the New Option -8 Aircraft and designates a block of Option Aircraft to differentiate applicable business terms.
17.Letter Agreement SWA-PA-03729-LA-1106479, ***, is deleted in its entirety and replaced with the attached revised and re-titled Letter Agreement SWA-PA-03729-LA-1106479R1, ***, which reflects the addition of the Model 737-7 Aircraft.
18.Letter Agreement SWA-PA-03729-LA-1106480, ***, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106480R1, ***, which reflects the addition of the Model 737-7 Aircraft.
19.Letter Agreement SWA-PA-03729-LA-1106481R1, *** is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106481R2, ***, which reflects the addition of the Model 737-7 aircraft.
20.Attachment A to Letter Agreement SWA-PA-03729-LA-1106484, ***, is deleted in its entirety and replaced with a new Attachment A, which reflects the revised aircraft delivery stream extending through 2024.
21.Attachment B to Letter Agreement SWA-PA-03729-LA-1106484, ***, is deleted in its entirety and replaced with a new Attachment B, which reflects the revised aircraft delivery stream extending through 2024.

22.
Page 1 or Page 2, as applicable, of each of the following Exhibits, Supplemental Exhibits and Letter Agreements are hereby deleted and replaced with the attached pages, which include revisions to add reference to 737-7 Aircraft:

EXHIBIT
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables

SWA-PA-03729	3	SA-2
BOEING PROPRIETARY

EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components
LETTER AGREEMENTS
SWA-PA-03729-LA-1106464	***
SWA-PA-03729-LA-1106465	***
SWA-PA-03729-LA-1106468	***
SWA-PA-03729-LA-1106476	***
SWA-PA-03729-LA-1106477	***
SWA-PA-03729-LA-1106482	***
SWA-PA-03729-LA-1106483	***
SWA-PA-03729-LA-1106484	***
SWA-PA-03729-LA-1106485	***

23.New Letter Agreement SWA-PA-03729-LA-1300943, ***, is attached hereto and, by this reference, incorporated into the Purchase Agreement, ***
24.New Letter Agreement SWA-PA-03729-LA-1301168, ***, is attached hereto and, by this reference, incorporated into the Purchase Agreement, ***.
25.New Letter Agreement SWA-PA-01810/03729-LA-1301169, ***, is attached hereto and, by this reference, incorporated into the Purchase Agreement, ***.
26.New Letter Agreement SWA-PA-03729-LA-1301170, ***, is attached hereto and, by this reference, incorporated into the Purchase Agreement, ***

27.
If Customer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Customer will pay such amounts to Boeing.   If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Customer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Customer may reduce the amount of such Advance Payment by the amount of such excess.  A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Customer by Boeing.

28.The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
29.This Supplemental Agreement is contingent upon the prior execution of Supplemental Agreement No. 1 to the Purchase Agreement and must be executed by Boeing and Customer concurrently with Supplemental Agreement No. 83 to Purchase Agreement No. 1810 on or before May 17, 2013.

SWA-PA-03729	4	SA-2
BOEING PROPRIETARY

AGREED AND ACCEPTED this

May 13, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Michael Van de Ven
Signature	Signature

Jeffery J. Solomon	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

SWA-PA-03729	5	SA-2
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729	SA-2
	Page	1
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-2
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components
LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729	SA-2
	Page	2
BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	***
SWA-PA-03729-LA-1106465*	***
SWA-PA-03729-LA-1106466	***
SWA-PA-03729-LA-1106467	***
SWA-PA-03729-LA-1106468*	***
SWA-PA-03729-LA-1106469R1	***	SA-2
SWA-PA-03729-LA-1106470R1	***	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106472R1	***	SA-2
SWA-PA-03729-LA-1106473	***
SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-2
SWA-PA-03729-LA-1106475	***
SWA-PA-03729-LA-1106476*	***
SWA-PA-03729-LA-1106477*	***
SWA-PA-03729-LA-1106478	***
SWA-PA-03729-LA-1106479R1	***	SA-2
SWA-PA-03729-LA-1106480R1	***	SA-2
SWA-PA-03729-LA-1106481R2	***	SA-2
SWA-PA-03729-LA-1106482*	***
SWA-PA-03729-LA-1106483*	***
SWA-PA-03729-LA-1106484*	***
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	***

SWA-PA-03729	SA-2
	Page	3
BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	*** SA-1
SWA-PA-03729-LA-1210419	***
SA-1
SWA-PA-03729-LA-1300943	*** SA-2
SWA-PA-03729-LA-1301168	*** SA-2
SWA-PA-01810/03729-LA-1301169	*** SA-2
SWA-PA-03729-LA-1301170	*** SA-2

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729	SA-2
	Page	4
BOEING PROPRIETARY

Purchase Agreement No. PA-03729
between
The Boeing Company
and
Southwest Airlines Co.
This Purchase Agreement No. PA-03729 between The Boeing Company, a Delaware corporation, (Boeing) and Southwest Airlines Co., a Texas corporation, (Customer) relating to the purchase and sale of Model 737-8 and 737-7 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 13, 2011 between the parties, identified as SWA-AGTA (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 737-8 and 737-7 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configurations described in Exhibits A1 and A2 (collectively referred to as Exhibit A) in the quantities listed in Tables 1A and 1B respectively (collectively referred to as Table 1) to the Purchase Agreement.
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.1    Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2    Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the scheduled delivery month of each Aircraft.
4.Payment.
4.1    Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
4.2     The standard advance payment schedule for the Aircraft requires Customer *** on the effective date of the Purchase Agreement for the

SWA-PA-03729	SA-2
	Page	5
BOEING PROPRIETARY

Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
4.3    For any Aircraft whose scheduled month of delivery is less than twenty‑four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
4.4    Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5.Additional Terms.
5.1    Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2    Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
5.3    Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
5.4    Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.
5.5    Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.
5.6    Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7    Public Announcement. Each of Customer and Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval from the authorized representative of the other party hereto.
Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA,

SWA-PA-03729	SA-2
	Page	6
BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
//Seller Purchased Equipment (SPE)/In-Flight		***
Entertainment (IFE)// Estimate:

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2017	1	***	36929	A	Note 1	***	***	***	***	***
Jul-2017	2	***		C	Note 1	***	***	***	***	***
Aug-2017	3	***	36979, 36930, 36984	A	Note 1	***	***	***	***	***
Aug-2017	3	***		C	Note 1	***	***	***	***	***
Sep-2017	1	***	36934	A	Note 1	***	***	***	***	***
Oct-2017	1	***	36988	A		***	***	***	***	***
Oct-2017	1	***		C		***	***	***	***	***
Nov-2017	1	***	36989	A		***	***	***	***	***
Nov-2017	1	***		C		***	***	***	***	***
Jan-2018	1	***	42544	A		***	***	***	***	***
Jan-2018	1	***		C		***	***	***	***	***
Mar-2018	1	***		C		***	***	***	***	***
Jun-2018	1	***	42546	A		***	***	***	***	***
Jul-2018	1	***	42547	A		***	***	***	***	***
Jul-2018	1	***		C		***	***	***	***	***
Aug-2018	1	***	42548	A		***	***	***	***	***
Sep-2018	1	***				***	***	***	***	***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2018	1	***	37019	A		***	***	***	***	***
Oct-2018	1	***				***	***	***	***	***
Oct-2018	1	***	42549	A		***	***	***	***	***
Nov-2018	1	***				***	***	***	***	***
Dec-2018	1	***				***	***	***	***	***
Jan-2019	1	***				***	***	***	***	***
Jan-2019	1	***	37042	A		***	***	***	***	***
Feb-2019	1	***	42550	A		***	***	***	***	***
Mar-2019	1	***	42551	A		***	***	***	***	***
Jul-2019	1	***				***	***	***	***	***
Jul-2019	1	***	37034	A		***	***	***	***	***
Sep-2019	1	***				***	***	***	***	***
Oct-2019	1	***				***	***	***	***	***
Oct-2019	1	***	42552	A		***	***	***	***	***
Dec-2019	1	***				***	***	***	***	***
Jan-2020	1	***	42553	A		***	***	***	***	***
Feb-2020	1	***				***	***	***	***	***
Feb-2020	1	***	35970	B		***	***	***	***	***
Mar-2020	1	***				***	***	***	***	***
Mar-2020	1	***	35968	B		***	***	***	***	***
Apr-2020	1	***				***	***	***	***	***
Apr-2020	1	***	35972	B		***	***	***	***	***
May-2020	1	***				***	***	***	***	***
May-2020	1	***	36736	B		***	***	***	***	***
Jun-2020	1	***				***	***	***	***	***
Jun-2020	1	***	33941	B		***	***	***	***	***
Jul-2020	1	***				***	***	***	***	***
Jul-2020	1	***	35963	B		***	***	***	***	***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2020	1	***				***	***	***	***	***
Aug-2020	1	***	36733	B		***	***	***	***	***
Sep-2020	1	***				***	***	***	***	***
Sep-2020	1	***	35971	B		***	***	***	***	***
Oct-2020	1	***				***	***	***	***	***
Oct-2020	1	***	38804	B		***	***	***	***	***
Nov-2020	1	***				***	***	***	***	***
Nov-2020	1	***	38805	B		***	***	***	***	***
Dec-2020	1	***				***	***	***	***	***
Jan-2021	1	***				***	***	***	***	***
Jan-2021	1	***	36729	B		***	***	***	***	***
Feb-2021	3	***				***	***	***	***	***
Mar-2021	3	***				***	***	***	***	***
Apr-2021	3	***				***	***	***	***	***
May-2021	3	***				***	***	***	***	***
Jun-2021	3	***				***	***	***	***	***
Jul-2021	3	***				***	***	***	***	***
Aug-2021	3	***				***	***	***	***	***
Sep-2021	3	***				***	***	***	***	***
Oct-2021	3	***				***	***	***	***	***
Nov-2021	2	***				***	***	***	***	***
Dec-2021	2	***				***	***	***	***	***
Jan-2022	3	***				***	***	***	***	***
Feb-2022	3	***				***	***	***	***	***
Mar-2022	3	***				***	***	***	***	***
Apr-2022	3	***				***	***	***	***	***
May-2022	3	***				***	***	***	***	***
Jun-2022	3	***				***	***	***	***	***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2022	2	***				***	***	***	***	***
Aug-2022	2	***				***	***	***	***	***
Sep-2022	2	***				***	***	***	***	***
Oct-2022	2	***				***	***	***	***	***
Nov-2022	2	***				***	***	***	***	***
Dec-2022	2	***				***	***	***	***	***
Jan-2023	2	***				***	***	***	***	***
Feb-2023	2	***				***	***	***	***	***
Mar-2023	1	***				***	***	***	***	***
Apr-2023	1	***				***	***	***	***	***
May-2023	1	***				***	***	***	***	***
Jun-2023	1	***				***	***	***	***	***
Jul-2023	1	***				***	***	***	***	***
Aug-2023	1	***				***	***	***	***	***
Sep-2023	1	***				***	***	***	***	***
Oct-2023	1	***				***	***	***	***	***
Nov-2023	1	***				***	***	***	***	***
Dec-2023	1	***				***	***	***	***	***
Jan-2024	2	***				***	***	***	***	***
Feb-2024	2	***				***	***	***	***	***
Mar-2024	1	***				***	***	***	***	***
Apr-2024	1	***				***	***	***	***	***
May-2024	1	***				***	***	***	***	***
Jun-2024	1	***				***	***	***	***	***
Jul-2024	1	***				***	***	***	***	***
Aug-2024	1	***				***	***	***	***	***
Sep-2024	1	***				***	***	***	***	***
Oct-2024	1	***				***	***	***	***	***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Nov-2024	1	***				***	***	***	***	***
Dec-2024	1	***				***	***	***	***	***
Total:	150

****
Notes:
1) ***“

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	155500 pounds	Detail Specification:	D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFMLEAP-1B20	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Apr-2019	3	***	***	***	***	***	***
May-2019	2	***	***	***	***	***	***
Jun-2019	2	***	***	***	***	***	***
Jul-2019	1	***	***	***	***	***	***
Aug-2019	2	***	***	***	***	***	***
Oct-2019	2	***	***	***	***	***	***
Nov-2019	1	***	***	***	***	***	***
Dec-2019	2	***	***	***	***	***	***
Feb-2020	1	***	***	***	***	***	***
Mar-2020	2	***	***	***	***	***	***
Apr-2020	1	***	***	***	***	***	***
May-2020	2	***	***	***	***	***	***
Jun-2020	1	***	***	***	***	***	***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jul-2020	1	***	***	***	***	***	***
Aug-2020	1	***	***	***	***	***	***
Sep-2020	1	***	***	***	***	***	***
Oct-2020	2	***	***	***	***	***	***
Nov-2020	1	***	***	***	***	***	***
Dec-2020	1	***	***	***	***	***	***
Jan-2021	1	***	***	***	***	***	***
Total:	30

* ***

SA-2
SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	Page	2

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A1 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA1		SA-2
Page	1
BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT
The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing 737‑8 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 and is more fully discussed in Letter Agreement SWA-PA-03729-LA-1106463 entitled “Open Matters.”

SWA-PA-03729-EXA1		SA-2
Page	2
BOEING PROPRIETARY

737-7 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A2 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA2	SA-2
	Page	1
BOEING PROPRIETARY

Exhibit A2
AIRCRAFT CONFIGURATION
Dated May 13, 2013
relating to
BOEING MODEL 737-7 AIRCRAFT
The contents of Exhibit A2 will be defined in accordance with the provisions of Letter Agreement SWA-PA-03729-LA-1106463R1, “Open Matters”, to the Purchase Agreement.

SWA-PA-03729-EXA2	SA-2
	Page	2
BOEING PROPRIETARY

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1    Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2    Certificate of Sanitary Construction.
1.2.1    U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be provided by Boeing to Customer and displayed aboard each Aircraft after delivery to Customer.
1.2.2    Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.3    Customs Documentation.
1.3.1    Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

SWA-PA-03729-EXB	SA-2
	Page	2
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
1.    ***

SWA-PA-03729-AE1	SA-2

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.    Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	tbd

Galley Inserts	tbd

Seats (passenger)	tbd

Overhead & Audio System	tbd

In-Seat Video System	tbd

Miscellaneous Emergency Equipment	tbd

Cargo Handling Systems* (Single Aisle Programs only)	tbd
*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
2.    On-dock Dates and Other Information.
On or before _______tbd__________, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

SWA-PA-03729-BFE1	SA-2

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Supplemental Exhibit CS1-7MAX
to Purchase Agreement Number PA-03729

SWA-PA-03729-CS1-7MAX	SA-2
	Page	1
BOEING PROPRIETARY

***

SWA-PA-03729-CS1-7MAX	SA-2
	Page	2
BOEING PROPRIETARY

SWA-PA-03729-CS1-7MAX	SA-2
	Page	3
BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
***

SWA-PA-03729-EE1	SA-2
	Page	2
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03729.
1.    Wing.

(i) Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii) Wing spar webs, chords and stiffeners.
(iii) Inspar wing ribs.
(iv) Inspar splice plates and fittings.
(v) Main landing gear support structure.
(vi) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii) Wing‑to‑body structural attachments.
(viii) Engine strut support fittings attached directly to wing primary structure.
(ix) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; for leading edge devices and trailing edge flaps; and the winglets.
(x) Trailing edge flap tracks and carriages.
(xi) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
2.    Body.

(i)    External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii) Window and windshield structure but excluding the windows and windshields.
(iii)    Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

SWA-PA-03729-SLP1	SA-2
	Page	2
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106463R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Open Matters
Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:

1.	Aircraft Delivery Schedule.
1.1.    ***

1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA‑PA‑03729‑LA‑1106463R1	SA-2
Open Matters	Page	1
BOEING PROPRIETARY

2.	Aircraft Configuration.
2.1.    Model 737-8. The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing 737‑8 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 as described in Article 1 and Exhibit A1 of the Purchase Agreement (Initial Configuration). ***

SWA‑PA‑03729‑LA‑1106463R1	SA-2
Open Matters	Page	2
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106463R1	SA-2
Open Matters	Page	3
BOEING PROPRIETARY

3.***

4.Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
4.1.    Software. Additional provisions relating to software and software loading.
4.2.    Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
4.3.    Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

5.	Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has

SWA‑PA‑03729‑LA‑1106463R1	SA-2
Open Matters	Page	4
BOEING PROPRIETARY

value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	May 13, 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Van
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106463R1	SA-2
Open Matters	Page	5
BOEING PROPRIETARY

SWA-PA-03729-LA-1106464

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

SWA‑PA‑03729‑LA‑1106464	SA-2
***	Page	1
BOEING PROPRIETARY

SWA-PA-03729-LA-1106465
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

SWA-PA-03729-LA-1106465	SA-2
***	Page	1
BOEING PROPRIETARY

SWA-PA-03729-LA-1106468
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
***

SWA-PA-03729-LA-1106468	SA-2
***	Page	1
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106469R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
References:	1)	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft (Aircraft)
	2)	Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft,” to the Purchase Agreement (Substitution Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA‑PA‑03729‑LA‑1106469R1	SA-2
***	Page	1
BOEING PROPRIETARY

2.***

3.***

SWA‑PA‑03729‑LA‑1106469R1	SA-2
***	Page	2
BOEING PROPRIETARY

4.	***

5.***
6.***

7.***

8.***

SWA‑PA‑03729‑LA‑1106469R1	SA-2
***	Page	3
BOEING PROPRIETARY

9.***

10.***

11.Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
12.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1106469R1	SA-2
***	Page	4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	May 13 , 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106469R1	SA-2
***	Page	5
BOEING PROPRIETARY

SWA-PA-03729-LA-1106470R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

2.    ***

3.    ***

SWA-PA-03729-LA-1106470R1	SA-2
***	Page	1
BOEING PROPRIETARY

4.    ***

5.    ***

6.    ***

SWA-PA-03729-LA-1106470R1	SA-2
***	Page	2
BOEING PROPRIETARY

7.    ***

8.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.    Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106470R1	SA-2
***	Page	3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106470R1	SA-2
***	Page	4
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106471R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Substitute Aircraft
References:	1)	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft (Aircraft)
	2)	Letter Agreement No. SWA‑PA‑03729‑LA‑1106469, ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

2.    Deleted.

3.    ***

SWA‑PA‑03729‑LA‑1106471R1	SA-2
Aircraft Model Substitution	Page	1
BOEING PROPRIETARY

4.    ***

5.    ***

SWA‑PA‑03729‑LA‑1106471R1	SA-2
Aircraft Model Substitution	Page	2
BOEING PROPRIETARY

6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
7.    Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1106471R1	SA-2
Aircraft Model Substitution	Page	3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	May 13 , 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106471R1	SA-2
Aircraft Model Substitution	Page	4
BOEING PROPRIETARY

SWA-PA-03729-LA-1106472R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

2.    ***

SWA‑PA‑03729‑LA‑11064672R1	SA-2
***	Page	1
BOEING PROPRIETARY

3.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	May 13, 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑11064672R1	SA-2
***	Page	2
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		***
Sub-Total of Airframe and Features:		***	Airframe Escalation Data:
Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		***

Non-Refundable Deposit/Aircraft at Def Agreemt:		***

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Jan-2021	1	***	D	***	***	***	***	***
Jan-2021	1	***		***	***	***	***	***
Feb-2021	1	***	D	***	***	***	***	***
Mar-2021	1	***		***	***	***	***	***
Apr-2021	1	***	D	***	***	***	***	***
Apr-2021	1	***		***	***	***	***	***
May-2021	1	***	D	***	***	***	***	***
May-2021	1	***		***	***	***	***	***
Jun-2021	1	***	D	***	***	***	***	***
Jul-2021	2	***		***	***	***	***	***
Jul-2021	1	***	D	***	***	***	***	***
Aug-2021	1	***	D	***	***	***	***	***
Sep-2021	1	***		***	***	***	***	***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	1
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2021	1	***	D	***	***	***	***	***
Oct-2021	1	***		***	***	***	***	***
Nov-2021	1	***	D	***	***	***	***	***
Dec-2021	1	***		***	***	***	***	***
Jan-2022	1	***	D	***	***	***	***	***
Jan-2022	1	***		***	***	***	***	***
Feb-2022	1	***	D	***	***	***	***	***
Feb-2022	1	***		***	***	***	***	***
Mar-2022	1	***	D	***	***	***	***	***
Mar-2022	1	***		***	***	***	***	***
Apr-2022	1	***	D	***	***	***	***	***
May-2022	1	***		***	***	***	***	***
Jun-2022	1	***	D	***	***	***	***	***
Jul-2022	1	***		***	***	***	***	***
Jul-2022	1	***	D	***	***	***	***	***
Aug-2022	1	***		***	***	***	***	***
Sep-2022	1	***	D	***	***	***	***	***
Oct-2022	1	***		***	***	***	***	***
Oct-2022	1	***	D	***	***	***	***	***
Nov-2022	1	***		***	***	***	***	***
Nov-2022	1	***	D	***	***	***	***	***
Dec-2022	1	***		***	***	***	***	***
Dec-2022	1	***	D	***	***	***	***	***
Jan-2023	1	***		***	***	***	***	***
Jan-2023	1	***	D	***	***	***	***	***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	2
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Feb-2023	1	***		***	***	***	***	***
Feb-2023	1	***	D	***	***	***	***	***
Mar-2023	1	***		***	***	***	***	***
Mar-2023	1	***	D	***	***	***	***	***
Apr-2023	1	***		***	***	***	***	***
Apr-2023	1	***	D	***	***	***	***	***
May-2023	1	***		***	***	***	***	***
May-2023	1	***	D	***	***	***	***	***
Jun-2023	1	***		***	***	***	***	***
Jun-2023	1	***	D	***	***	***	***	***
Jul-2023	1	***		***	***	***	***	***
Aug-2023	1	***	D	***	***	***	***	***
Aug-2023	1	***		***	***	***	***	***
Sep-2023	1	***	D	***	***	***	***	***
Sep-2023	1	***		***	***	***	***	***
Oct-2023	1	***	D	***	***	***	***	***
Oct-2023	1	***		***	***	***	***	***
Nov-2023	1	***	D	***	***	***	***	***
Nov-2023	1	***		***	***	***	***	***
Dec-2023	1	***	D	***	***	***	***	***
Dec-2023	1	***		***	***	***	***	***
Jan-2024	1	***	D	***	***	***	***	***
Jan-2024	1	***		***	***	***	***	***
Feb-2024	1	***	D	***	***	***	***	***
Feb-2024	1	***		***	***	***	***	***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	3
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2024	1	***	D	***	***	***	***	***
Mar-2024	1	***		***	***	***	***	***
Apr-2024	1	***	D	***	***	***	***	***
Apr-2024	1	***		***	***	***	***	***
May-2024	1	***	D	***	***	***	***	***
May-2024	1	***		***	***	***	***	***
Jun-2024	1	***	D	***	***	***	***	***
Jun-2024	1	***		***	***	***	***	***
Jul-2024	1	***	D	***	***	***	***	***
Aug-2024	1	***		***	***	***	***	***
Aug-2024	1	***	D	***	***	***	***	***
Sep-2024	1	***		***	***	***	***	***
Sep-2024	1	***	D	***	***	***	***	***
Oct-2024	1	***		***	***	***	***	***
Oct-2024	1	***	D	***	***	***	***	***
Nov-2024	1	***		***	***	***	***	***
Nov-2024	1	***	D	***	***	***	***	***
Dec-2024	2	***		***	***	***	***	***
Jan-2025	3	***		***	***	***	***	***
Feb-2025	3	***		***	***	***	***	***
Mar-2025	3	***		***	***	***	***	***
Apr-2025	3	***		***	***	***	***	***
May-2025	3	***		***	***	***	***	***
Jun-2025	3	***		***	***	***	***	***
Jul-2025	3	***		***	***	***	***	***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	4
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2025	3	***		***	***	***	***	***
Sep-2025	3	***		***	***	***	***	***
Oct-2025	3	***		***	***	***	***	***
Nov-2025	3	***		***	***	***	***	***
Dec-2025	3	***		***	***	***	***	***
Jan-2026	3	***		***	***	***	***	***
Feb-2026	3	***		***	***	***	***	***
Mar-2026	3	***		***	***	***	***	***
Apr-2026	3	***		***	***	***	***	***
May-2026	3	***		***	***	***	***	***
Jun-2026	3	***		***	***	***	***	***
Jul-2026	3	***		***	***	***	***	***
Aug-2026	3	***		***	***	***	***	***
Sep-2026	3	***		***	***	***	***	***
Oct-2026	3	***		***	***	***	***	***
Nov-2026	3	***		***	***	***	***	***
Dec-2026	3	***		***	***	***	***	***
Jan-2027	3	***		***	***	***	***	***
Feb-2027	3	***		***	***	***	***	***
Mar-2027	3	***		***	***	***	***	***
Apr-2027	3	***		***	***	***	***	***
May-2027	3	***		***	***	***	***	***
Jun-2027	3	***		***	***	***	***	***
Jul-2027	3	***		***	***	***	***	***
Aug-2027	3	***		***	***	***	***	***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	5
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2027	3	***		***	***	***	***	***
Oct-2027	3	***		***	***	***	***	***
Nov-2027	3	***		***	***	***	***	***
Dec-2027	3	***		***	***	***	***	***
Total:	191

* ***

SWA‑PA‑03729‑LA1106474 58960-10.TXT	SA-2
	Page	6
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106476
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.    ***

SWA‑PA‑03729‑LA1106476	SA-2
***	Page 1
BOEING PROPRIETARY

SWA-PA-03729-LA-1106477
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.***
2.***
Agreement
1.    Covered Aircraft.
The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (Covered Aircraft).
2.    ***

SWA-PA-03729-LA-1106477 SA-2
*** Page 1
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106479R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***

SWA‑PA‑03729‑LA‑1106479R1	SA-2
***	Page	1
BOEING PROPRIETARY

2.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.    Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1106479R1	SA-2
***	Page	2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	May 13, 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106479R1	SA-2
***	Page	3
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106480R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    ***
2.    ***
3.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA‑PA‑03729‑LA‑1106480R1	SA-2
***	Page	1
BOEING PROPRIETARY

Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	May 13, 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106480R1	SA-2
***	Page	2
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106481R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***

2.***

3.***

SWA‑PA‑03729‑LA‑1106481R2	SA-2
***	Page	1
BOEING PROPRIETARY

4.***

5.***

6.***

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

SWA‑PA‑03729‑LA‑1106481R2	SA-2
***	Page	2
BOEING PROPRIETARY

consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA‑PA‑03729‑LA‑1106481R2	SA-2
***	Page	3
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106482
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
***
***
1.***

2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA‑PA‑03729‑LA‑1106482	SA-2
***	Page	1
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1106483
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***
2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA‑PA‑03729‑LA‑1106483	SA-2
***	Page	1
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Defined Terms: The following capitalized terms have the following meaning:
1.1    ***
1.2    ***
1.3    Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter.
2.    ***

3.    ***

SWA-PA-03729-LA-1106484	SA-2
***	Page	1
BOEING PROPRIETARY

***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	5
BOEING PROPRIETARY

***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	6
BOEING PROPRIETARY

***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	7
BOEING PROPRIETARY

***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	8
BOEING PROPRIETARY

***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	9
BOEING PROPRIETARY

***
***

SWA-PA-03729-LA-1106484R1	SA-2
***	Page	10
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Aircraft General Terms Agreement No. SWA-AGTA (AGTA) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer)

Purchase Agreement No. PA-03729 (Purchase Agreement) between Boeing and Customer relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, including the AGTA. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

SWA-AGTA-LA-1106485	SA-2
***	Page	1
BOEING PROPRIETARY

SWA-PA-03729-LA-1300943

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***
2.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1300943	SA-2
***	LA Page	1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1300943	SA-2
***	Page	2
BOEING PROPRIETARY

SWA-PA-03729-LA-1301168

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

***

1.***

SWA-PA-03729-LA-1301168	SA-2
***	Page	1
BOEING PROPRIETARY

2.	Assignment.
*** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the applicable Firm Aircraft or Block D Option Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft or Block D Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

3.	Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or

SWA-PA-03729-LA-1301168	SA-2
***	Page	2
BOEING PROPRIETARY

are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1301168	SA-2
***	Page	3
BOEING PROPRIETARY

SWA-PA-01810/03729-LA-1301169

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	***

Reference:	(a) Purchase Agreement No. 1810 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700 and 737-800 aircraft (NG Purchase Agreement)
(b) Purchase Agreement No. 3729 between Boeing and Customer relating to Model 737-7 and 737-8 aircraft (MAX Purchase Agreement)
(c) Letter Agreement SWA-PA-01810-LA-1105884, “Option Aircraft”, (Option Letter Agreement).

This letter agreement (Letter Agreement) amends and supplements the NG Purchase Agreement and MAX Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the NG Purchase Agreement and MAX Purchase Agreement.

1.***

2.    ***

SWA-PA-03729-LA-01810/1301169	SA-2
***	Page	1
BOEING PROPRIETARY

3.	***

4.Assignment.
*** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

SWA-PA-03729-LA-01810/1301169	SA-2
***	Page	2
BOEING PROPRIETARY

5.	Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-01810/1301169    SA-2
***    Page 3
BOEING PROPRIETARY

SWA‑PA‑03729‑LA‑1301170
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	***
Reference:	Purchase Agreement No. PA‑03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737‑8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	***

2.	***

SWA‑PA‑03729‑LA‑1301170	SA-2
***	Page	1
BOEING PROPRIETARY

3.Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided *** in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA‑PA‑03729‑LA‑1301170	SA-2
***	Page	2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney‑In‑Fact
ACCEPTED AND AGREED TO this
Date:	May 13 , 2013
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Executive Vice President

SWA‑PA‑03729‑LA‑1301170	SA-2
***	Page	3
BOEING PROPRIETARY